============================================================================

                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549

                        ______________________________

                                   FORM 8-K
                          _________________________

                                CURRENT REPORT


    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

              Date of Report (Date of earliest event reported):
                               October 15, 2004


                        CARRINGTON LABORATORIES, INC.
            ------------------------------------------------------
            (Exact name of Registrant as specified in its charter)



               Texas                     0-11997             75-1435663
   ----------------------------        ----------         ----------------
   (State or other jurisdiction        Commission         (I.R.S. Employer
 of incorporation or organization)     File Number       Identification No.)


         2001 Walnut Hill Lane
             Irving,  Texas                                   75038
 ----------------------------------------                   ----------
 (Address of principal executive offices)                   (Zip Code)


   Registrant's telephone number, including area code:  (972) 518-1300



              ----------------------------------------------------
              (Former name, former address and former fiscal year,
                          if changed since last report)


 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

 [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

 [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

 [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

 [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 ============================================================================

 Section 1 - Registrant's Business and Operations


 Item 1.01. Entry into a Material Definitive Agreement.

      On October 15, 2004 and effective as of July 1, 2004, Carrington Laboratories, Inc. (the "Company") entered into an amendment (the "Amendment") to (i) its Credit Agreement (the "Credit Agreement") dated as of September 1, 2002, between the Company and Comerica Bank ("Comerica") and (ii) its Advance Formula Agreement (the "Advance Formula Agreement") dated as of September 1, 2002, among the Company, Comerica, Caraloe, Inc. and Delsite Biotechnologies, Inc. The Amendment, among other things, modifies certain covenants relating to the Company's "Tangible Net Worth," "Current Ratio" and "Liquidity Ratio" (each as defined in the Credit Agreement, as amended). In addition, the Amendment modifies certain provisions of the Advance Formula Agreement relating to amounts that may be advanced by Comerica to the Company.


 Item 9.01.  Financial Statements and Exhibits.

      c.   Exhibits

           10.1 Second Amendment to Loan Documents dated as of July 1, 2004, among Carrington Laboratories, Inc., Caraloe, Inc., Delsite Biotechnologies, Inc. and Comerica Bank.



                                  SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                               CARRINGTON LABORATORIES, INC.



 Date: October 20, 2004           By: /s/ Carlton E. Turner
                                  -------------------------------------
                                  Carlton E. Turner
                                  President and CEO

                                EXHIBIT INDEX

 Exhibit
 Number      Description
 ------      -----------
 10.1        Second Amendment to Loan Documents dated as of July 1, 2004, among  Carrington Laboratories, Inc., Caraloe, Inc., Delsite
             Biotechnologies, Inc. and Comerica Bank.